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EXHIBIT NO. 10.8.4.:  ALCAN SUPPLEMENTAL RETIREMENT BENEFIT PLAN

              ALCAN SUPPLEMENTAL RETIREMENT BENEFIT PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 99-1

As of 1 May 1999, the Alcan Supplemental Retirement Benefit Plan (Canada) is amended by adding the following subsection after subsection 15.05

15.06     PENSION AUGMENTATION AT 1 MAY 1999

          15.06.1 The retirement pension, the deferred retirement pension and the Disability Pension of a Member who has retired, terminated his employment or became disabled as the case may be, before 2 October 1998, including the pension payable under any attached elected pension payment guarantee, either contingent or in payment, and the pension, either deferred or in payment, to a surviving spouse, shall be augmented on 1 May 1999.

          15.06.2 For the purposes of this subsection 15.06 only, the following expressions shall have the meanings set out below:

                    "Commencement Date" means in the case of a Member, the earliest of such Member's retirement date, the date he became disabled and the date of termination of service and, in the case of a pre-retirement surviving spouse's pension, the first of the month following the Member's date of death.

                    "Monthly Pension Amount" means the monthly equivalent of the pension referred to in paragraph 15.06.1.

          15.06.3   The augmentation factors are the following:

                    "Canadian Augmentation Factor" equals

                    (A) in respect of a Member whose Commencement Date falls after 1 April 1998 but before 2 October 1998, 0.5%;

                    (B) in respect of a Member whose Commencement Date falls after 1 September 1997 but before 2 April 1998, the lesser of

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                              (i)       0.6% plus the amount obtained when 0.1%
                                        is multiplied by the number of complete
                                        months that the Commencement Date
                                        precedes 1 April 1998

                              and

                              (ii)  1.0%;

                    (C) in respect of a Member whose Commencement Date falls after 1 September 1996 but before 2 September 1997, the lesser of

                              (i) 1.0% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 October 1997

                              and

                              (ii)  2.0%;

                    (D) in respect of a Member whose Commencement Date falls before 2 September 1996, 1.0%;

                    "American Augmentation Factor" equals

                    (A)       in  respect  of a Member  whose  Commencement
                              Date falls after 1 September 1996 but before 2 October 1998, 1.7%;

                    (B) in respect of a Member whose Commencement Date falls before 2 September 1996, 1.4%;

                    "British Augmentation Factor" equals

                    (A) in respect of a Member whose Commencement Date falls after 1 September 1996 but before 2 October 1998, 5.0%;

                    (B) in respect of a Member whose Commencement Date falls before 2 September 1996, 3.6%;

                    "Swiss Augmentation Factor" equals nil.

                    "German Augmentation Factor" equals

                    (A) in respect of a Member whose Commencement Date falls before 2 October 1998, 1.0%;

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                    "French Augmentation Factor" equals

                    (A) in respect of a Member whose Commencement Date falls before 2 October 1998, 0.8%;

                    "Japanese Augmentation Factor" equals

                    (A) in respect of a Member whose Commencement Date falls before 2 October 1998, 1.1%;

          15.06.4 Other than as provided for in paragraph 15.06.5, the monthly amount of the augmentation on the date of calculation is equal to the amount obtained when the Canadian Augmentation Factor is applied to the Monthly Pension Amount.

          15.06.5 If the Monthly Pension Amount is paid in a currency other than in Canadian dollars at a fixed rate of exchange, the monthly amount of the augmentation is equal to:

                    (A) in respect of a Monthly Pension Amount paid in United States Dollars, the amount obtained when the American Augmentation Factor is applied to the Monthly Pension Amount;

                    (B) in respect of a Monthly Pension Amount paid in Pounds Sterling, the amount obtained when the British Augmentation Factor is applied to the Monthly Pension Amount;

                    (C) in respect of a Member's Monthly Pension Amount paid in Swiss Francs, the amount obtained when the Swiss Augmentation Factor is applied to the Monthly Pension Amount;

                    (D) in respect of a Member's Monthly Pension Amount paid in German Marks, the amount obtained when the German Augmentation Factor is applied to the Monthly Pension Amount;

                    (E) in respect of a Member's Monthly Pension Amount paid in French Francs, the amount obtained when the French Augmentation Factor is applied to the Monthly Pension Amount.

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                    (F)       in respect of a Member's Monthly Pension Amount
                              paid in Japanese Yen, the amount obtained when the Japanese Augmentation Factor is applied to the Monthly Pension Amount.

           15.06.6 The retirement pension of a Member, who retires on or after 1 May 1999 and who immediately prior to such retirement was in receipt of an Approved Disability Benefit, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had his date of disability been his Commencement Date for the purpose of calculating such augmentation.

           15.06.7 The compounded augmentation factor under this and any previous pension augmentation, shall, unless it is an integral number of tenths of 1%, be rounded to the next higher multiple of 0.1%.

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              ALCAN SUPPLEMENTAL RETIREMENT BENEFIT PLAN (CANADA)

                          SCHEDULE OF AMENDMENTS 00-1

1. As of 1 January 2000, the Alcan Supplemental Retirement Benefit Plan (Canada) is amended by replacing subsection 2.04 by the following:

         2.04     "Administrator" means Alcan Adminco (2000) Inc.

2. As of 1 October 2000, the Alcan Supplemental Retirement Benefit Plan (Canada) is amended by adding the following subsection after subsection 15.06.

         15.07       PENSION AUGMENTATION AT 1 OCTOBER 2000

         15.07.1 The retirement pension and the deferred retirement pension of a Member who has retired, terminated his employment or became disabled as the case may be, before 2 April 2000, including the pension payable under any attached elected pension payment guarantee, either contingent or in payment, and the pension, either deferred or in payment, to a surviving spouse, shall be augmented on 1 October 2000.

         15.07.2 For the purposes of this subsection 15.07 only, the following expressions shall have the meanings set out below:

                     "Commencement Date" means the earliest of a Member's Retirement Date, date the Disability Pension commenced and date of termination

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                   of employment. In the case of a pre-retirement surviving
                   spouse's pension, Commencement Date means the first of the month following the Member's date of death.

                   "Monthly Pension Amount" means the monthly equivalent of the pension referred to in paragraph 15.07.1.

                   "APP Adjusted Monthly Pension Amount" means the amount determined under paragraph 19.7.2 of the Plan as the Adjusted Monthly Pension Amount.

         15.07.3   The augmentation factors are the following:

                   "Canadian Augmentation Factor (I)" expressed in percent (%) equals

                   (A) in respect of a Member whose Commencement Date falls after 1 April 1999 but before 2 April 2000, 1.0% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 April 2000;

                   (B) in respect of a Member whose Commencement Date falls after 1 October 1998 but before 2 April 1999, 2.2% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 April 1999;

                   (C) in respect of a Member whose Commencement Date falls before 2 October 1998, 2.2%.

                   "Canadian Augmentation Factor (II)" expressed in percent (%) equals

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                   (A)       in respect of a Member whose Commencement Date
                             falls after 1 April 1999 but before 2 April 2000, 0.8% plus the amount obtained when 0.05% is multiplied by the number of complete months that the Commencement date precedes 1 April 2000;

                   (B) in respect of a Member whose Commencement Date falls after 1 October 1998 but before 2 April 1999, 1.4% plus the amount obtained when 0.1% is multiplied by the number of complete months that the Commencement Date precedes 1 April 1999;

                   (C) in respect of a Member whose Commencement Date falls before 2 October 1998, 1.4%.

                   "Adjusted Canadian Augmentation Factor" expressed in percent (%) equals

                   Canadian Augmentation Factor (I) x A
                                  plus

                   Canadian Augmentation Factor (II) x B
                                  minus

                                 100% x C
                     ---------------------------------
                           Monthly Pension Amount

                   where A equals the lesser of

                   (i) the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount

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                    and

                    (ii)     $9,333.33,

                    where B equals the amount, if any, that the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount exceeds $9,333.33,

                    where C equals the monthly amount of the augmentation determined under paragraph 19.7.4 of the Plan.

                    "American Augmentation Factor" expressed in percent (%) equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 2.8%.

                    "Adjusted American Augmentation Factor" expressed in percent (%) equals

                    American Augmentation Factor x A + 1.5% x B - 100.0% x C
                    --------------------------------------------------------
                                      Monthly Pension Amount

                    where A equals the lesser of

                    (i) the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount

                    and

                    (ii)      US $6,166.67,

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                   where B equals the amount, if any, that the sum of the
                   Monthly Pension Amount and the APP Adjusted Monthly Pension Amount exceeds US $6,166.67, and where C equals the monthly amount of the augmentation determined under paragraph 19.7.5(A) of the Plan.

                   "British Augmentation Factor" expressed in percent (%) equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 2.0%.

                   "Adjusted British Augmentation Factor" expressed in percent (%) equals

                   British Augmentation Factor x A + 0.3% x B - 100.0% x C
                   -------------------------------------------------------
                                    Monthly Pension Amount

                   where A equals the lesser of

                   (i) the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount

                   and

                   (ii)      (pound)4,250.00,

                   where B equals the amount, if any, that the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount exceeds (pound) 4,250.00, and

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                   where C equals the monthly amount of the augmentation
                   determined under paragraph 19.7.5(B) of the Plan.

                   "Swiss Augmentation Factor" expressed in percent (%) equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 1.2%.

                   "Adjusted Swiss Augmentation Factor" expressed in percent (%) equals

                   Swiss Augmentation Factor x A + 0,8% x B - 100.0% x C
                   -----------------------------------------------------
                                    Monthly Pension Amount

                   where A equals the lesser of

                   (i) the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount

                   and

                   (ii)      SF 10,666.67,

                   where B equals the amount, if any, that the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount exceeds SF 10,666.67, and where C equals the monthly amount of the augmentation determined under paragraph 19.7.5(C) of the Plan.

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                  "German Augmentation Factor" expressed in percent (%) equals, in respect of a Member whose Commencement date falls before 2 April 2000, 1.0%.

                  "Adjusted German Augmentation Factor" expressed in percent (%) equals

                  German Augmentation Factor x A   +   0.5% x B   -   100.0% x C
                  --------------------------------------------------------------
                                       Monthly Pension Amount

                  where A equals the lesser of

                  (i) the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount

                  and

                  (ii)     DM 13,333.33,

                  where B equals the amount, if any, that the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount exceeds DM 13,333.33, and where C equals the monthly amount of the augmentation determined under paragraph 19.7.5(D) of the Plan.

                  "French Augmentation Factor" expressed in percent (%) equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 0.9%.

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                  "Adjusted French Augmentation Factor" expressed in percent (%)
                  equals

                  French Augmentation Factor x A   +   0.3% x B   -   100.0% x C
                  --------------------------------------------------------------
                                        Monthly Pension Amount

                  where A equals the lesser of

                  (i) the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount

                  and

                  (ii)     FF 44,583.33,

                  where B equals the amount, if any, that the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount exceeds FF 44,583.33, and where C equals the monthly amount of the augmentation determined under paragraph 19.7.5(E) of the Plan.

                  "Japanese Augmentation Factor" equals nil.

                  "Adjusted Japanese Augmentation Factor" equals nil.

                  "European Augmentation Factor" expressed in percent (%) equals, in respect of a Member whose Commencement Date falls before 2 April 2000, 1.3%.

                  "Adjusted European Augmentation Factor" equals

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                    European Augmentation Factor x A + 0.9% x B - 100.0% x C
                    --------------------------------------------------------
                                     Monthly Pension Amount

                    where A equals the lesser of

                    (i) the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount

                    and

                    (ii)     E 6,833.33,

                    where B equals the amount, if any, that the sum of the Monthly Pension Amount and the APP Adjusted Monthly Pension Amount exceeds E 6,833.33, and where C equals the monthly amount of the augmentation determined under paragraph 19.7.5(G).

          15.07.4 Other than as provided for in paragraph 15.07.5, the monthly amount of the augmentation on the date of calculation is equal to the amount obtained when the Adjusted Canadian Augmentation Factor is applied to the Monthly Pension Amount.

          15.07.5 If the Monthly Pension Amount is paid in a currency other than in Canadian dollars at a fixed rate of exchange, the monthly amount of the augmentation is equal to:

                    (A) in respect of a Monthly Pension Amount paid in United States Dollars, the amount obtained when the Adjusted American

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                              Augmentation Factor is applied to the Monthly
                              Pension Amount;

                    (B) in respect of a Monthly Pension Amount paid in Pounds Sterling, the amount obtained when the Adjusted British Augmentation Factor is applied to the Monthly Pension Amount;

                    (C) in respect of a Member's Monthly Pension Amount paid in Swiss Francs, the amount obtained when the Adjusted Swiss Augmentation Factor is applied to the Monthly Pension Amount;

                    (D) in respect of a Member's Monthly Pension Amount paid in German Marks, the amount obtained when the Adjusted German Augmentation Factor is applied to the Monthly Pension Amount;

                    (E) in respect of a Member's Monthly Pension Amount paid in French Francs, the amount obtained when the Adjusted French Augmentation Factor is applied to the Monthly Pension Amount;

                    (F) in respect of a Member's Monthly Pension Amount paid in Japanese Yen, the amount obtained when the Adjusted Japanese Augmentation Factor is applied to the Monthly Pension Amount;

                    (G) in respect of a Member's Monthly Pension Amount paid in Euros, the amount obtained when the Adjusted European Augmentation Factor is applied to the Monthly Pension Amount.

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          15.07.6   The compounded augmentation factor under this and any
                    previous pension augmentation, shall, unless it is an integral number of tenths of 1%, be rounded to the next higher multiple of 0.1%.

          15.07.7 The retirement pension of a Member, who retires on or after 1 October 2000 and who immediately prior to such retirement was in receipt of an Approved Disability Benefit, shall be augmented from his retirement date by the same augmentation percentage that would otherwise have applied to his retirement pension had his date of disability been his Commencement Date for the purpose of calculating such augmentation.

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